China Contribution Plan	12 Months Ended
Dec. 31, 2022
China Contribution Plan [Abstract]
CHINA CONTRIBUTION PLAN

Note 12 - CHINA CONTRIBUTION PLAN

The Company participates in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, and medical and other welfare benefits are provided to employees. Chinese labor regulations require the Company to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; and the Company has no further commitments beyond their monthly contributions. For the years ended December 31, 2022, 2021 and 2020, the Company contributed a total of $270,943, $180,082 and $36,866, respectively, to these funds.